UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04632

The European Equity Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange under the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is advised and administered by wholly owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.dws-investments.com.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

•  The Central Europe, Russia and Turkey Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). for shareholder reports.

The European Equity Fund, Inc. is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European
Equity Fund, Inc.

Semi-Annual Report

June 30, 2013

The European
Equity Fund, Inc.
LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended June 30, 2013, the European Equity Fund's total return in U.S. dollars (USD) was 1.92% based on net asset value and 1.85% based on market price. During the same period, the total return of the Fund's benchmark, the MSCI EMU Index, was 1.31%.1

The absolute return numbers displayed in the snapshot above can lead a reader to believe that the semi-annual period transpired uneventfully. In reality, the period experienced three spikes in market volatility (in February, April and June) where volatility rose above 18, as measured by the VIX (Volatility Index).2 The Fund, on two occasions, returned more than 8% in performance (YTD) before falling back to the levels seen at the start of the year. Markets rose, supported by ongoing better U.S. economic data, the end of the political deadlock in Italy post-elections, the European Central Bank's key interest rate cut and the ultra-expansionary monetary policy by the Bank of Japan, causing the German DAX and U.S. equity markets to rise to new all-time highs in May.3 This was followed by a period of increased investor concern after the U.S. Federal Reserve Board issued statements that led market participants to believe that the third tranche of quantitative easing would be reduced, and disappointing economic data prompted worries over a cash crunch in China.4 The result was a rapid consolidation of the equity markets toward the end of the second quarter.

While U.S. economic indicators remained supportive, indirectly helping the European equity markets, news from Asia caused heightened investor concern. In China, an important export market for Europe and for Germany specifically, interbank funding costs surged in June as the government ignored market pressure to inject more funds, despite complaints by local companies indicating a shortage of domestic credit. Only after the Chinese equity market fell toward its lowest level in four years, did China's central bank issue statements, saying that it would guide rates to reasonable levels. In Japan, the Central Bank in June decided against fresh measures to calm its own bond markets. The yen posted its strongest day against the U.S. dollar in more than two years following this decision, and the Japanese Nikkei suffered a sell-off during June.5

Amid this high market volatility, the Fund maintained stability throughout the period. As markets rose during the first part of the period, the portfolio gained less than the market, but more than made up for it by losing considerably less than the market during the subsequent decline in May and June. The outperformance was due to stock selection, with the best picks in the financials and information technology sectors. Selection in industrials and consumer staples detracted from performance. In addition, the purchase of put options in April and May paid off well in the market drawdown in June. These not only reduced the Fund's overall beta but they additionally gained in value as volatility swelled.6 We used the volatility spike at the peak of the sell-off to reduce the put protection.

As discussed in previous reports, portfolio management screens for stocks based on three criteria or style factors: value, momentum and quality. For the semi-annual period, the Fund's holdings within the value and momentum style factors outperformed, while quality initially underperformed, but made a strong comeback during the market correction seen in late June, as value stocks were perceived as more desirable. In June, as we replaced stocks that were underperformers or no longer met our stability criteria, the biggest sector increases were in the industrials and consumer discretionary sectors, while the biggest reductions were in materials and health care. We held back on some planned purchases given the market's ongoing correction, which led to a temporary increase in the Fund's cash position, which was close to 5% at period-end.

The Fund's discount to net asset value averaged 9.96% for the six months ended June 30, 2013, compared with 10.15% for the same period a year earlier.

Economic Outlook

The global macroeconomic picture and its expected growth component have remained mostly unchanged as compared to this year's first quarter. The composition of the expected growth, however, seems slightly different. While GDP growth across Europe is still expected to be anemic, a number of lead indicators have improved and surprises in the numbers reported have, on average, been mostly positive.7 The IFO Business Climate Index (an early indicator for economic development in Germany)

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

continues to be in expansionary territory, while many of the Southern European indicators have turned less negative.8 China has mostly disappointed in the recent past and the future effect of a more restrictive monetary policy remains to be seen. The U.S. is keeping its pace with slow, but steady, growth.

While this may seem premature at first glance in terms of where the economy finds itself within the investment style, the cycle indicators are beginning to point towards the later stages of the "recovery" phase which we are currently believed to be in. If the assessment holds true, growth factors would end their underperformance and quality would begin to underperform. The portfolio is positioned for value and momentum, and is neutral on quality.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The MSCI-EMU Index is an unmanaged capitalization-weighted index that comprises approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and the MSCI-EMU index does not reflect any fees or expenses. It is not possible to invest directly in the MSCI-EMU index.

2  The VIX (or Volatility) Index shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. It is a widely used measure of market risk and is often referred to as the "investor fear gauge."

3  The DAX Index is the German stock market index which consists of 30 major German blue chip companies trading on the Frankfort Stock Exchange. Index returns assume reinvested dividends and the DAX Index does not reflect any fees or expenses. It is not possible to invest directly in the DAX Index.

4  Quantitative easing is a government monetary policy often used when interest rates are extremely low. With this policy, government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. Lower interest rates are in turn paid on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

5  The Nikkei is a price-weighted index comprising Japan's top 225 blue-chip companies on the Tokyo Stock Exchange. It is not possible to invest directly in the Nikkei.

6  Beta measures a security's sensitivity to the movements of a fund's benchmark or the market as a whole. A beta of greater than one indicates more volatility than the benchmark or market, while a beta of less than one indicates less volatility.

7  Gross domestic product (GDP) is the monetary value of goods and services produced within a country's borders in a specific time frame.

8  The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

PERFORMANCE SUMMARY AS OF JUNE 30, 2013 (unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months ended June 30,	For the years ended December 31,
	2013(b)	2012	2011	2010	2009	2008
Net Asset Value(a)	1.92%	21.17%	(17.52)%	1.99%	33.76%	(50.68)%
Market Value(a)	1.85%	23.44%	(21.56)%	8.32%	36.84%	(53.96)%
Benchmark(c)	1.31%	21.17%	(17.64)%	(4.25)%	31.41%	(47.57)%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2013 was 1.62%.
(b)  Total returns shown for the six-month period are not annualized.
(c)  The MSCI-EMU Index is an unmanaged, capitalization-weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses and it is not possible to invest directly in the MSCI-EMU Index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2012 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2013. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF JUNE 30, 2013 (unaudited)

FUND FACTS:

Net Assets	$78,705,659
Shares Outstanding	9,866,669
Net Asset Value (NAV) Per Share	$7.98

OTHER INFORMATION:

NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/13)	1.62%

Fund statistics and expense ratio are subject to change.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*

Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
12/31/12	01/28/13**	$0.1520	$0.0000	$0.0000	$0.1520
05/21/12	06/22/12	$0.1350	$0.0000	$0.0000	$0.1350
05/19/11	05/31/11	$0.0080	$0.0000	$0.0000	$0.0080
12/31/10	01/28/11**	$0.0450	$0.0000	$0.0000	$0.0450
04/30/10	05/10/10	$0.0103	$0.0000	$0.0000	$0.0103
12/31/09	01/28/10**	$0.0996	$0.0000	$0.0000	$0.0996
05/11/09	06/05/09	$0.2340	$0.0000	$0.0000	$0.2340
05/06/08	05/15/08	$0.0000	$0.1235	$0.4030	$0.5265
12/21/07	12/31/07	$0.0000	$0.0000	$1.0000	$1.0000
05/03/07	05/15/07	$0.2500	$0.0000	$0.0000	$0.2500
12/21/06	12/28/06	$0.2900	$0.0000	$0.0000	$0.2900
05/05/06	05/15/06	$0.0900	$0.0000	$0.0000	$0.0900
12/22/05	12/30/05	$0.0600	$0.0000	$0.0000	$0.0600
12/22/04	12/31/04	$0.0250	$0.0000	$0.0000	$0.0250
05/06/04	05/14/04	$0.0390	$0.0000	$0.0000	$0.0390
11/19/02	11/29/02	$0.0100	$0.0000	$0.0000	$0.0100
11/19/01	11/29/01	$0.0600	$0.0000	$0.0000	$0.0600
09/03/01	09/17/01	$0.0000	$0.0000	$0.0200	$0.0200

Distributions are historical, will fluctuate and are not guaranteed. Distributions do not include return of capital or other non-income sources.

  *  This Fund posts estimated capital gain information to its web site: www.dws-investments.com.
  **  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF JUNE 30, 2013 (As a % of Equity Securities) (unaudited)
10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2013 (As a % of Net Assets) (unaudited)

1.	Sanofi (France)	3.0%
2.	SES (Luxembourg)	2.9%
3.	Allianz (Germany)	2.8%
4.	Sampo (Finland)	2.8%
5.	Daimler (Germany)	2.8%
6.	United Internet (Germany)	2.5%
7.	AXA (France)	2.5%
8.	Adidas (Germany)	2.5%
9.	Nutreco (Netherlands)	2.4%
10.	Deutsche Lufthansa (Germany)	2.3%
Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's  Schedule of Investments, see page 7.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM — RAINER VERMEHREN AND GERD KIRSTEN

Question: Consumer activity plays an important role in economic health. What is the level and trend of household debt within the Eurozone?1

Answer: Overall household debt within the Eurozone stood at 69.1% of GDP at the end of 2011 (latest available data). Coming in considerably above the EMU average in 2012 were the current crisis countries: Spain (86%), Portugal (100%) and Ireland (112%).2 In addition, the Netherlands has household debt at 139% of GDP.3 Household debt in Greece and France recently stood at approximately the euro-area average, with Greek households more than tripling their debt levels from the relatively low previous levels. There is evidence to suggest that private indebtedness has peaked, especially in countries with above-average debt levels. In Portugal and Ireland, for instance, debt levels have come down noticeably over the last three years and in Spain in the last two years. There is need for further adjustment, despite the reduction in debt ratios already witnessed. This will certainly dampen domestic demand in these countries over the coming years, as households are unlikely to take on new debt and are expected to spend larger parts of their disposable income on debt repayment than on consumption.

Question: Has export diversification progressed within Europe since the sovereign debt crisis?

Answer: A likely positive consequence of the crisis within the Eurozone was that countries like Greece, Spain and Portugal were able to raise their exports to non-EU countries substantially between 2009 and 2012. Greece's non-EU exports, for example, rose by 181%, compared to only 19% in the four years from 2005 to 2008. Spain and Portugal were able to boost their extra-EU trade by 70%. Italy and France have thus far recorded the smallest increases. In view of the still difficult economic situation in Europe and low domestic demand in many Eurozone countries, a diversified export structure with markets outside the EU is particularly helpful, allowing companies to compensate for at least some of the sales decline in the domestic market and the EU. While the Eurozone continues to struggle with recession, GDP in the U.S. is expected to grow in 2013 by roughly 2% and in the emerging markets by as much as 5% or more on average, providing good alternatives for European exports.

Question: Corporate bond issuance in the Eurozone was strong in 2012. What were the main drivers then for increased issuance and what does it say about equities and equity issuance this year?

Answer: From a corporate issuers perspective, 2012 offered very attractive conditions for raising capital via debt issuance as opposed to via equity placements. The heightened level of corporate bond issuance in Eurozone countries in 2012 can be attributed to a number of factors including: 1. the expansionary monetary policy in place with central banks providing historically low benchmark interest rates, reducing the cost of funding; 2. strong demand from investors given the ongoing recession/stagnation in Europe, which offers few investment alternatives; 3. ongoing desire to invest in "safe-haven" countries (those with a lower perceived default risk) created unusually high demand for investment grade bond issuance and 4. higher funding costs at banks that are leading to tighter lending standards at some commercial banks that have led more corporations to bypass banks altogether and issue debt directly in the bond market. While bond spreads remain higher than pre-crisis levels, attracting demand from investors searching for higher yield, they are lower than they were during recent peaks. Overall, this lending environment remains mostly intact this year and the relatively higher attractiveness of debt issuance comes at the expense of bank lending and equity issuance.

1  The Eurozone represents the European Union countries that have adopted the euro as their national currency
2  The European Monetary Union (EMU) is an agreement between participating European Union members that identifies the protocols for pooling currency reserves and for the introduction of a common currency
3  Gross domestic product (GDP) is the monetary value of goods and services produced within a country's borders in a specific time frame.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2013 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 32.7%
	COMMON STOCKS – 28.5%
	AIR FREIGHT & LOGISTICS – 2.3%
72,000	Deutsche Post	$1,787,017
	AIRLINES – 2.3%
90,000	Deutsche Lufthansa*	1,824,334
	AUTOMOBILES – 2.8%
36,000	Daimler	2,175,163
	CHEMICALS – 2.3%
20,000	BASF	1,784,106
	COMPUTERS & PERIPHERALS – 1.0%
15,000	Wincor Nixdorf	812,245
	HEALTH CARE PROVIDERS & SERVICES – 1.6%
10,000	Fresenius SE & Co.	1,231,041
	INDUSTRIAL CONGLOMERATES – 2.3%
18,000	Siemens	1,816,731
	INSURANCE – 2.8%
15,000	Allianz	2,188,538
	INTERNET SOFTWARE & SERVICES – 2.5%
70,000	United Internet	1,973,031
	MEDIA – 1.1%
20,000	Axel Springer	852,019
	METALS & MINING – 0.8%
12,000	Aurubis	642,777
	PERSONAL PRODUCTS – 1.5%
14,000	Beiersdorf	1,219,212
	PHARMACEUTICALS – 1.7%
13,000	Bayer	1,384,404
	TEXTILES, APPAREL & LUXURY GOODS – 2.5%
18,000	Adidas	1,945,177
	WIRELESS TELECOMMUNICATION SERVICES – 1.0%
35,000	Freenet*	763,373
	Total Common Stocks (cost $19,521,984)	22,399,168
Shares	Description	Value(a)
	PREFERRED STOCKS – 4.2%
	AUTOMOBILES – 3.1%
26,000	Bayerische Motoren Werke (cost $1,569,843)	$1,775,241
3,500	Volkswagen (cost $332,872)	707,643
		2,482,884
	HOUSEHOLD PRODUCTS – 1.1%
9,000	Henkel & Co. (cost $341,121)	845,195
	Total Preferred Stocks (cost $2,243,836)	3,328,079
	Total Investments in Germany (cost $21,765,820)	25,727,247
INVESTMENTS IN FRANCE – 19.4%
	ADVERTISING SERVICES – 2.2%
24,000	Publicis Groupe	1,706,377
	AUTO COMPONENTS – 1.0%
9,000	Cie Generale des Etablissements Michelin	803,666
	BUILDING PRODUCTS – 0.7%
14,000	Cie de St-Gobain	565,933
	COMMERCIAL BANKS – 3.1%
120,000	Credit Agricole*	1,029,910
42,000	Societe Generale	1,441,218
		2,471,128
	COMMERCIAL SERVICES & SUPPLIES – 1.9%
15,000	Societe BIC	1,501,269
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.9%
80,000	Vivendi	1,512,967
	HEALTH CARE EQUIPMENT & SUPPLIES – 1.1%
8,000	Essilor International	849,965
	INSURANCE – 2.5%
100,000	AXA	1,962,048

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2013 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN FRANCE – 19.4% (continued)
	IT SERVICES – 2.0%
21,000	AtoS	$1,556,407
	PHARMACEUTICALS – 3.0%
23,000	Sanofi	2,380,272
	Total Investments in France (cost $14,058,209)	15,310,032
INVESTMENTS IN SPAIN – 9.9%
	CONSTRUCTION & ENGINEERING – 1.7%
50,000	ACS Actividades de Construccion y Servicios	1,322,547
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.6%
100,000	Telefonica*	1,279,653
	INSURANCE – 3.0%
26,000	Grupo Catalana Occidente	574,511
540,000	Mapfre†	1,756,134
		2,330,645
	IT SERVICES – 1.6%
100,000	Indra Sistemas†	1,292,131
	OIL, GAS & CONSUMABLE FUELS – 2.0%
76,000	Repsol YPF†	1,601,302
	Total Investments in Spain (cost $7,363,422)	7,826,278
INVESTMENTS IN NETHERLANDS – 9.4%
	AEROSPACE & DEFENSE – 2.3%
34,000	EADS	1,814,794
	AIR FREIGHT & LOGISTICS – 0.5%
140,000	PostNL*	390,148
	CHEMICALS – 1.5%
18,000	Koninklijke DSM	1,171,224
	DIVERSIFIED FINANCIAL SERVICES – 1.4%
120,000	ING Groep*	1,091,832
Shares	Description	Value(a)
	FOOD PRODUCTS – 2.4%
44,000	Nutreco	$1,867,292
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.3%
13,090	ASML Holding	1,031,412
	Total Investments in Netherlands (cost $6,446,583)	7,366,702
INVESTMENTS IN UNITED KINGDOM – 6.8%
	COMMERCIAL BANKS – 1.4%
260,000	Barclays	1,098,624
	HEALTH CARE EQUIPMENT & SUPPLIES – 2.3%
160,000	Smith & Nephew	1,784,580
	HOUSEHOLD PRODUCTS – 1.1%
12,000	Reckitt Benckiser Group	846,401
	MULTILINE RETAIL – 1.0%
12,000	Next	830,012
	MULTI-UTILITIES – 1.0%
140,000	Centrica	765,245
	Total Investments in United Kingdom (cost $5,203,172)	5,324,862
INVESTMENTS IN ITALY – 3.6%
	COMMERCIAL BANKS – 2.0%
1,000,000	Intesa Sanpaolo	1,600,054
	OIL, GAS & CONSUMABLE FUELS – 1.6%
60,000	Eni	1,230,650
	Total Investments in Italy (cost $2,939,722)	2,830,704
INVESTMENTS IN NORWAY – 2.9%
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.8%
74,000	Telenor	1,460,207

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2013 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN NORWAY – 2.9% (continued)
	ENERGY EQUIPMENT & SERVICES – 1.1%
30,000	TGS Nopec Geophysical	$867,805
	Total Investments in Norway (cost $2,271,980)	2,328,012
INVESTMENTS IN LUXEMBOURG – 2.9%
	MEDIA – 2.9%
80,000	SES	2,287,648
	Total Investments in Luxembourg (cost $2,097,894)	2,287,648
INVESTMENTS IN FINLAND – 2.8%
	INSURANCE – 2.8%
56,000	Sampo	2,179,297
	Total Investments in Finland (cost $1,417,010)	2,179,297
INVESTMENTS IN SWEDEN – 2.2%
	COMMERCIAL SERVICES & SUPPLIES – 2.2%
200,000	Securitas	1,737,495
	Total Investments in Sweden (cost $1,822,584)	1,737,495
INVESTMENTS IN SWITZERLAND – 1.2%
	CHEMICALS – 1.2%
2,500	Syngenta	976,125
	Total Investments in Switzerland (cost $834,336)	976,125
	Total Investments in Common and Preferred Stocks – 93.8% (cost $66,220,732)	73,894,402
SECURITIES LENDING COLLATERAL – 2.8%
2,175,505	Daily Assets Fund Institutional, 0.10% (cost $2,175,505)(b)(c)	2,175,505
Shares	Description	Value(a)
CASH EQUIVALENTS – 5.1%
3,981,125	Central Cash Management Fund, 0.07% (cost $3,981,125)(c)	$3,981,125
Number of contracts
PUT OPTIONS PURCHASED – 0.8%
300	DAX Index, Expiration: 9/23/2013 Exercise Price 7,000.00 (cost $116,424)	132,580
350	CAC 40 Index, Expiration: 9/23/2013 Exercise Price 3,300.00 (cost $95,480)	151,628
200	DAX Index, Expiration: 12/20/2013 Exercise Price 6,800.00 (cost $205,140)	173,263
200	CAC 40 Index, Expiration: 12/20/2013 Exercise Price 3,200.00 (cost $214,346)	166,192
	Total Investments in Purchased Options – 0.8% (cost $631,390)	623,663
	Total Investments – 102.5% (cost $73,008,752)**	80,674,695
	Other Assets and Liabilities, Net – (2.5%)	(1,969,036)
	NET ASSETS – 100.0%	$78,705,659

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2013 (unaudited) (continued)

*  Non-income producing security.
**  The cost for federal income tax purposes was $73,008,755. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $7,665,940. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,789,453 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,123,513.
†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2013 amounted to $2,009,143, which is 2.6% of net assets.
(a)  Value stated in U.S. dollars.
(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2013 (unaudited) (continued)

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Germany	$25,727,247	$—	$—	$25,727,247
France	15,310,032	—	—	15,310,032
Spain	7,826,278	—	—	7,826,278
Netherlands	7,366,702	—	—	7,366,702
United Kingdom	5,324,862	—	—	5,324,862
Italy	2,830,704	—	—	2,830,704
Norway	2,328,012	—	—	2,328,012
Luxembourg	2,287,648	—	—	2,287,648
Finland	2,179,297	—	—	2,179,297
Sweden	1,737,495	—	—	1,737,495
Switzerland	976,125	—	—	976,125
Short-Term Instruments(1)	6,156,630	—	—	6,156,630
Purchased Options	623,663	—	—	623,663
Total	$80,674,695	$—	$—	$80,674,695

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(1) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2013 (unaudited)

ASSETS
Investments in non-affiliated securities, at value (cost $66,852,122) — including $2,009,143 of securities loaned	$74,518,065
Investment in Central Cash Management Fund (cost $3,981,125)	3,981,125
Investment in Daily Assets Fund Institutional (cost $2,175,505)*	2,175,505
Total Investments, at value (cost $73,008,752)	80,674,695
Foreign currency, at value (cost $1,308,374)	1,307,438
Receivable for investments sold	1,216,399
Dividends receivable	74,274
Foreign taxes recoverable	107,173
Interest receivable	20,852
Other assets	18,367
Total assets	83,419,198
LIABILITIES
Payable upon return of securities loaned	2,175,505
Payable for investments purchased	2,331,339
Payable for fund shares repurchased	7,145
Investment advisory fee payable	47,137
Administration fee payable	12,699
Payable for Directors' fees and expenses	26,712
Accrued expenses and other liabilities	113,002
Total liabilities	4,713,539
NET ASSETS	$78,705,659
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$108,337,574
Undistributed net investment income	1,369,711
Accumulated net realized loss	(38,662,541)
Net unrealized appreciation (depreciation) on:
Investments	7,665,943
Foreign currency	(5,028)
Net assets	$78,705,659
Net assets value per share ($78,705,659 ÷ 9,866,669 shares of common stock issued and outstanding)	$7.98

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)

For the six months ended June 30, 2013
NET INVESTMENT INCOME
Income:
Dividends (net of foreign witholding taxes of $211,936)	$1,842,181
Interest	20
Income distributions — Central Cash Management Fund	676
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	175,193
Total investment income	2,018,070
Expenses:
Investment advisory fee	301,124
Administration fee	79,030
Custodian fee	23,423
Services to shareholders	10,915
Reports to shareholders	53,960
Directors' fees and expenses	67,708
Legal fees	49,159
Audit and tax fees	33,988
NYSE listing fee	11,635
Insurance	3,206
Miscellaneous	14,211
Net expenses	648,359
Net investment income	1,369,711
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	2,718,089
Foreign currency	27,946
Net realized gain (loss)	2,746,035
Change in net unrealized appreciation (depreciation) on:
Investments	(2,712,814)
Foreign currency	(20,686)
Change in net unrealized appreciation (depreciation)	(2,733,500)
Net gain (loss)	12,535
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,382,246

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2013 (unaudited)	For the year ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,369,711	$1,193,669
Net realized gain (loss)	2,746,035	3,199,316
Change in net unrealized appreciation (depreciation)	(2,733,500)	9,544,278
Net increase in net assets resulting from operations	1,382,246	13,937,263
Distributions to shareholders from:
Net investment income	—	(2,923,172)
Capital share transactions:
Net proceeds from reinvestment of dividends (77,880 and 72,390 shares, respectively)	588,772	435,064
Cost of shares tendered (0 and 529,026 shares, respectively)	—	(3,745,504)
Cost of shares repurchased (105,576 and 328,667 shares, respectively)	(776,663)	(2,212,885)
Net decrease in net assets from capital share transactions	(187,891)	(5,523,325)
Total increase in net assets	1,194,355	5,490,766
NET ASSETS
Beginning of period	77,511,304	72,020,538
End of period (including undistributed net investment income of $1,369,711 and $0, as of June 30, 2013 and December 31, 2012, respectively)	$78,705,659	$77,511,304

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended June 30,		For the years ended December 31,
	2013 (unaudited)		2012		2011		2010	2009	2008
Per share operating performance:
Net asset value:
Beginning of period	$7.83		$6.74		$8.18		$8.08	$6.38	$13.52
Net investment income(a)	.14		.12		.11		.07	.11	.25
Net realized and unrealized gains (loss) on investments and foreign currency	.01		1.23		(1.57)		.06	1.92	(6.87)
Increase (decrease) from investment operations	.15		1.35		(1.46)		.13	2.03	(6.62)
Distributions from net investment income	—		(.29)		(.01)		(.06)	(.33)	—
Distributions from net realized gains	—		—		—		—	—	(.53)
Total distributions	—		(.29)		(.01)		(.06)	(.33)	(.53)
Accretion resulting from tender offer	—		.01		.01		—	—	—
Dilution in net asset value from dividend reinvestment	(.01)		(.00	)(c)	—		(.01)	(.02)	—
Increase resulting from share repurchases	.01		.02		.02		.04	.02	.01
Net asset value:
End of period	$7.98		$7.83		$6.74		$8.18	$8.08	$6.38
Market value:
End of period	$7.16		$7.03		$5.94		$7.58	$7.05	$5.45
Total investment return for the period:†
Based upon market value	1.85	%***	23.44%		(21.56)%		8.32%	36.84%	(53.96)%
Based upon net asset value	1.92	%***	21.17%		(17.52	)%(b)	1.99%*	33.76%*	(50.68)%
Ratio to average net assets:
Ratio of expenses before expense reductions	1.62	%**	1.79%		1.60%		1.63%	1.69%	1.43%
Ratio of expenses after expense reductions	1.62	%**	1.79%		1.60%		1.41%	1.55%	1.43%
Net investment income	1.70	%****	1.59%		1.42%		1.00%	1.59%	2.40%
Portfolio turnover	38	%***	87%		73%		67%	77%	85%
Net assets at end of period (000's omitted)	$78,706		$77,511		$72,021		$94,080	$97,377	$77,263

  (a)  Based on average shares outstanding during the period.
  (b)  Includes a reimbursement from the Advisor for losses on investment not meeting investment guidelines. Excluding this reimbursement, total return would have been 0.37% lower.
  (c)  Amount is less than $.005 per share.
  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period
  *  Total return would have been lower had certain expenses not been reduced.
  **  Annualized.
  ***  Not Annualized.
  ****  Not Annualized. The ratio for the six months ended June 30, 2013 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts and purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

Securities Lending: Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2013) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $2,009,143. The value of the related collateral, $2,175,505, exceeded the value of the securities loaned at period end.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2013, the EUR to USD exchange rate was 1.30.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryfoward of approximately $41,343,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($5,952,000) and December 31, 2017 ($35,391,000), the respective expiration dates, whichever occurs first. In addition from November 1, through December 31, 2012, the Fund elects to defer qualified late year losses of approximately $66,000 of net long-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains

(losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Futures contracts are valued at the most recent settlement price.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no futures contracts for the period ended June 30, 2013.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option,

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2013, the Fund entered into options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of June 30, 2013 is included in the Fund's Schedule of Investments.

For the six months ended June 30, 2013, the investment in purchased option contracts had a total value indicative of a range from $0 to approximately $624,000.

The following table summarizes the value of the Fund's derivative instruments held as of June 30, 2013, and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative Contracts	Purchased Options
Equity Contracts(a)	$623,663

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Investments in securites, at value (includes purchased options).

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended June 30, 2013, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts(a)	$(148,347)

The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from investments (includes purchased options)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts(a)	$(7,727)

The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("DeAMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAMI, DeAMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the six months ended June 30, 2013, the combined fee pursuant to the Investment Advisory Agreement 0.75% of the Fund's average daily net assets.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013 , the amount charged to the Fund by DISC aggregated $10,915, of which $1,401 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2013, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA or DeAMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2013 were $29,602,512 and $32,279,152, respectively.

NOTE 5. CAPITAL

During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund purchased 105,576 and 328,667 of its shares of common stock on the open market at a total cost of $776,663 and $2,212,885 ($7.36 and $6.73 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 9.55% and 9.47%, respectively.

During the year ended December 31, 2012, the Fund accepted 529,026 tendered shares of common stock at a total cost of $3,745,504 at a repurchase price of $7.08 per share, which was equal to 98% of the NAV per share on August 23, 2012.

During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund issued for dividend reinvestment 77,880 and 72,390 shares, respectively. The average discount of these issued shares comparing the issue price to the NAV at the time of issuance was 9.57% and 9.58%, respectively.

NOTE 6. SHARE REPURCHASES AND TENDER OFFERS

On July 20, 2010, the Fund announced that the Board of Directors approved a series of up to four consecutive semiannual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV. Under the Fund's Discount Management Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

The first measurement period commenced September 1, 2010 and expired on November 24, 2010. During the measurement period the Fund's shares traded at an average discount to NAV of 10.02%. Therefore, the Fund conducted a

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

tender offer which commenced on January 7, 2011 and expired on February 8, 2011. The Fund accepted 574,974 tendered shares (which represents 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV as of the close of the regular trading session of the New York Stock Exchange on February 9, 2011. Approximately 4,789,310 shares of common stock, or approximately 42% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 12% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $8.62 per share, which was equal to 98% of the NAV per share on February 9, 2011.

The second measurement period commenced on March 7, 2011 and expired on May 27, 2011 and the third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During these measurement periods the Fund's shares traded at an average discount to NAV of less than 10%. Therefore the Fund was not required to conduct a tender offer.

The fourth measurement period commenced on March 5, 2012 and expired on May 25, 2012. During the measurement period, the Fund's shares traded at an average discount to NAV of 10.17%. Therefore, the Fund conducted a tender offer which commenced on July 25, 2012 and expired on August 22, 2012. The Fund accepted 529,026 tendered shares at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on August 23, 2012. Approximately 5,314,744 shares of common stock, or approximately 50% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 10% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $7.08 per share, which was equal to 98% of the NAV per share on August 23, 2012.

On January 31, 2012, the Fund announced that the Board of Directors approved a new Discount Management Program (the "New Program") on the same terms as the Fund's then current program. Pursuant to the New Program, the Fund's Board of Directors approved a new series of up to four consecutive semi-annual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the twelve-week measurement period. The first measurement period commenced on September 10, 2012 and expired on November 30, 2012 and the second measurement period commenced on March 25, 2013 and expired on June 14, 2013. During these measurement periods, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On July 26, 2013, the Fund announced that the next measurement period will commence on September 16, 2013 and will expire on December 6, 2013.

On July 18, 2011, the Fund announced that its Board of Directors approved an extension of the then current repurchase authorization permitting the Fund to repurchase up to 600,000 shares during the period from August 1, 2011 through July 31, 2012. The Fund repurchased 250,370 shares from August 1, 2011 through July 31, 2012 under this authorization. On July 18, 2012, the Fund announced that the Board of Directors approved the extension of the then current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2012 through July 31, 2013. The Fund repurchased 262,709 shares between August 1, 2012 and June 30, 2013. Also, on July 26, 2013, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase 550,000 shares during the period from August 1, 2013 through July 31, 2014.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and it's NAV per share.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (unaudited) (continued)

Monthly updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

NOTE 7. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2013, there were 4 shareholders that held approximately 13%, 9%, 8% and 5%, respectively, of the outstanding shares of the Fund.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited)

Investment Objective. The investment objective of The European Equity Fund, Inc. (the "Fund") is to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency.

Current interest and dividend income is not an objective of the Fund. No assurance can be given that the Fund will be able to achieve its investment objective.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in the securities of issuers domiciled in European countries that utilize the Euro currency (plus 80% of any assets funded with leverage, although the Fund does not borrow money, except in an emergency or under exceptional circumstances as described below in investment policy (2) under "Investment Restrictions"). The Fund may also invest in equity or equity-linked securities of issuers domiciled in countries of Europe that do not utilize the Euro currency. An issuer is deemed to be "domiciled" in a country or region if (a) it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region, (b) it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by the Fund's investment adviser or (c) its equity securities are traded principally in that country or region.

The following countries, as of January 2013, utilize the Euro currency: Andorra, Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Kosovo, Luxembourg, Malta, Monaco, Montenegro, Netherlands, Portugal, San Marino, Slovakia, Slovenia, Spain and Vatican City. Countries utilizing the Euro currency are referred to as "Euro Countries." If a European country in the future adopts the Euro currency as legal tender, it will become a Euro Country for purposes of the Fund's 80% fundamental investment policy. Similarly, if a country ceases to utilize the Euro as its currency, it will cease to be a Euro Country.

The terms "Europe" and "European" include the Euro Countries, as well as the Republic of Albania, Bosnia and Herzegovina, the Republic of Belarus, the Republic of Bulgaria, the Republic of Croatia, Republic of Cyprus, the Czech Republic, the Kingdom of Denmark, the Republic of Hungary, the Republic of Iceland, the Republic of Latvia, the Principality of Liechtenstein, the Republic of Lithuania, the Former Yugoslav Republic of Macedonia, the Republic of Moldova, the Kingdom of Norway, the Republic of Poland, Romania, the Slovak Republic, the Kingdom of Sweden, the Swiss Confederation ("Switzerland"), the Republic of Turkey, Ukraine, the United Kingdom of Great Britain and Northern Ireland. For purposes of this investment policy, any future country or countries (or other political entity) formed by combination or division of the countries comprising Europe shall also be deemed to be included within the term "Europe."

The Fund's investment objective and the foregoing investment policies are fundamental, and may only be changed by the approval of a majority of the Fund's outstanding voting securities, which is defined in the Investment Company Act of 1940 (the "1940 Act"), as the lesser of (1) 67% of the Fund's shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares (a "Majority Vote"). The Fund will not trade in securities for short-term gain. Unless otherwise stated, the other investment policies described below are non-fundamental and may be changed by the Board of Directors without a stockholder vote.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

Portfolio Structure. The Fund will seek to achieve its investment objective of long-term capital appreciation primarily by investing in equity or equity-linked securities of companies in a spectrum of industries. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities also include options, futures, and options on futures on equities or indices of equity securities. For a discussion of the types of futures, options thereon, swaps and other derivative instruments that the Fund may or may not invest in, see the discussion below under "Derivatives."

The Fund will not concentrate investments in any one industry, which means that the Fund will not invest 25% or more of its total assets in the securities of issuers in any one industry. This is a fundamental policy, which may be changed only by approval of a Majority Vote of the Fund's stockholders.

In selecting industries and companies for investment by the Fund, the investment adviser generally considers factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation.

The Fund has no current intention of focusing its investments in any particular countries; however, except as described below, there are no prescribed limits on geographic asset distribution within the Euro Countries and, from time to time, a significant portion of the Fund's assets may be invested in companies domiciled in as few as three countries.

The Fund may not invest more than 15% of its total assets in the securities of any single issuer.

Although it intends to focus its investments in equities or equity-linked securities that are listed on a recognized securities exchange or otherwise publicly traded, the Fund may also invest in securities that are not readily marketable. The Fund may also invest in other investment companies, subject to applicable limitations under the 1940 Act. These limitations include prohibitions on the Fund's acquiring more than 3% of the voting securities of any other investment company or the Fund's investing more than 5% of its total assets in the securities of any other investment company or more than 10% of its total assets in securities of all investment companies in its portfolio. Any investment companies in which the Fund may invest will have a policy of investing all or substantially all of their assets in one or more European countries. Such investments may involve an additional layer of expenses because of the fees and expenses payable by such other investment companies. In determining whether to invest assets of the Fund in other investment companies, the investment adviser will take into consideration, among other factors, the advisory fee and other expenses payable by such other investment companies.

Warrants. The Fund may also invest in warrants if consistent with the Fund's investment objective. The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and thus may be bought or sold separately from the issued security. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Publicly-traded warrants currently exist with respect to the stock of a significant number of European companies.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

Participation Certificates. Certain European companies have issued participation certificates ("Participation Certificates" or "Genuss-Scheine"), which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation Certificates trade like common stock, either in the over-the-counter market or through the relevant stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Fund may invest in Participation Certificates of issuers domiciled in any European country.

Derivatives. Generally, the Fund may purchase, sell and enter into any type of derivative instrument (including without limitation, financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities). However, the Fund will only purchase, sell or enter into a particular derivative instrument if the Fund is authorized to invest in the type of asset (e.g., Euro Country companies) by which the return on, or value of, the derivative instrument is primarily measured or if the derivative instrument relates to currency. Furthermore, the Fund will only invest in futures contracts, options thereon, swaps and other derivative instruments that are not related to physical commodities to the extent that the Fund, its Directors, its investment adviser or any other entity providing services to the Fund would not be required to register with the Commodity Futures Trading Commission ("CFTC"). In accordance with the foregoing, under current law, the Fund may invest in futures contracts and options with respect thereto and swaps for bona fide hedging purposes (as defined by the CFTC) without limit. However, the Fund may not invest in such contracts and options thereon and swaps for other purposes if the sum of:

(1)  the amount of initial margin deposits and premiums required to establish such positions, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation; or

(2)  the net notional value of the futures contracts and options thereon and swaps positions not used solely for bona fide hedging purposes, determined at the time the most recent position was established, exceeds 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Fund has entered into.

In addition, the Fund will not invest in any futures contracts unless such futures contracts have been approved, if required, by the CFTC for investment by United States-registered investment companies, such as the Fund.

Fixed Income Securities. The Fund may also invest up to 20% of its net assets, plus any borrowings, in fixed income securities of European issuers. Such investments may include debt instruments issued by private and public entities, including multinational lending institutions and supranational institutions if denominated in a European currency or composite currency, which have been determined by the Fund's investment adviser to be of comparable credit quality to securities rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. When selecting a debt instrument from among several investment opportunities, the investment adviser will consider the potential for capital appreciation, taking into account maturity and yield considerations. For temporary defensive purposes, the Fund also may invest in money market instruments denominated in U.S. dollars or in a European currency or composite currency, including bank time deposits and certificates of deposit.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by Deutsche Investment Management Americas Inc. (or one of its affiliates).

Investment Restrictions. In addition to its investment objective and the other investment policies so indicated under "Investment Objective and Policies," the Fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a Majority Vote of the Fund's stockholders. For purposes of the foregoing policies and the restrictions listed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security or other asset from the Fund's portfolio.

The Fund may not:

(1)  invest 25% or more of the value of its total assets in a particular industry;

(2)  issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not purchase securities while any such borrowings are outstanding, and except that the Fund may pledge its assets in connection with permitted borrowings or in connection with purchasing, selling or entering into futures, forwards, options and other derivative instruments;

(3)  make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with the Fund's investment policies;

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

(4)  buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities;

(5)  make short sales of securities or maintain a short position in any security;

(6)  purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions;

(7)  act as an underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its portfolio; or

(8)  purchase securities, the sale of which by the Fund could not be effected without prior registration under the Securities Act of 1933, except that this restriction shall not preclude the Fund from acquiring non-U.S. securities.

For purposes of the Fund's fundamental policy not to invest 25% or more of the total value of its assets in a particular industry, the Fund generally classifies the issuers of the Fund's portfolio securities at the industry sub-group level.

Diversified Status. The Fund is classified as a "diversified" investment company under the 1940 Act, which means that with respect to at least 75% of the Fund's total assets, the Fund is limited by the 1940 Act to investing no more than 5% of its assets in the securities of a single issuer and may not invest in more than 10% of the outstanding voting securities of such issuer. The foregoing is a fundamental policy under the 1940 Act. The Fund also conducts its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which relieves the Fund of any liability for Federal income tax to the extent that its earnings are distributed to stockholders. To so qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer or a group of related issuers and (ii) at least 50% of the market value of its total assets must be represented by cash, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the market value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

THE EUROPEAN EQUITY FUND, INC.

REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The European Equity Fund, Inc. was held on June 26, 2013. At the close of business on May 8, 2013, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 9,912,359 shares of the Fund's common stock, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 8,281,297 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three (3) Class II Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Ambassador Richard R. Burt	7,021,216	1,260,081
Dr. Friedbert H. Malt	7,758,721	522,576
Mr. Joachim Wagner	7,794,448	486,849

2. To elect one (1) Class I Director to serve for a term of two years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Wilhelm Bender	7,009,260	1,272,037

3. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2013.

Number of Votes
For	Against	Abstain
8,129,469	91,695	71,250

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-349-4281.

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

ADMINISTRATOR
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DWS Investments Service Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS
CHRISTIAN H. STRENGER
Chairman and Director

DR. WILHELM BENDER
Director

DETLEF BIERBAUM
Director

RICHARD R. BURT
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

DR. FRIEDBERT MALT
Director

ROBERT H. WADSWORTH
Director

JOACHIM WAGNER
Director

W. DOUGLAS BECK, CFA
President and Chief Executive Office

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

RAINER VERMEHREN
Vice President

MELNDA MORROW
Vice President

CAROLINE PEARSON
Chief Legal Officer

ALEXIS KUCHINSKY
Chief Compliance Officer

JOHN CARUSO
Anti-Money Laundering Compliance Officer

JOHN MILLETTE
Secretary

R-028303-2
VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-349-4281

This report is available to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the portfolio management team in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMUI Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy.  Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Rainer Vermehren, Director
•	Joined Deutsche Asset & Wealth Management in 1997 and the Fund in 2010.

•	Portfolio manager for International Equities and Germany Funds; COO DIMA Branch: Frankfurt.

•	Previously served as assistant to fund manager in Latin American equities at Morgan Stanley, New York from 1994 to 1996.

•	BA, Towson University; MBA, Fordham University.

Gerd Kirsten, CFA, Managing Director
•	Senior Portfolio Manager, DWS Investments GmbH: Frankfurt

•	Joined Deutsche Asset & Wealth Management and the Fund in 2009.

•
Previously, 1990-99 worked in New York for HVB Capital, the US investment bank of Hypovereinsbank and 1999-2004 with Deka Investment as senior portfolio manager, 2004-2009 Partner and Managing Director of F&V Vermoegensverwaltung AG and fund manager of the innovative Dynamic Europe Fund.

•	MBA in Finance from Columbia University, New York and Diplom-Kaufmann in Banking from Technical University, Berlin

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage.  Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases.  All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:
•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Funds advised by Deutsche Asset Management International GmbH as a group (the “Family of Funds”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s semiannual period ended June 30, 2013.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All in the Family of Funds Shares Owned
Rainer Vermehren	-	$1 – $10,000
Gerd Kirsten	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s semiannual period ended June 30, 2013.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	2	$715,900,000	-	-
Gerd Kirsten	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Gerd Kirsten	7	$845,800,000	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Gerd Kirsten	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	14,560	$7.34	14,560	378,307
February 1 through February 28	8,039	$7.32	8,039	370,268
March 1 through March 31	14,371	$7.23	14,371	355,897
April 1 through April 30	16,582	$7.20	16,582	339,315
May 1 through May 31	22,708	$7.53	22,708	316,607
June 1 through June 30	29,316	$7.39	29,316	287,291
Total	105,576	$7.36	105,576

On January 31, 2012, the Fund announced that its Board of Directors has authorized a new series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. On July 18, 2012, the Fund announced the first measurement period under this plan will commence on September 10, 2012 and expire on November 30, 2012. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On January 28, 2013, the Fund announced that the next measurement period will commence on March 25, 2013 and expire on June 14, 2013. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On July 26, 2013, the Fund announced that the next measurement period will commence on September 16, 2013 and will expire on December 6, 2013.

On July 18, 2012, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2012 through July 31, 2013. Under this plan, the Fund repurchased 262,709 shares in open market transactions between August 1, 2012 through June 30, 2013.

On July 26, 2013, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2013 through July 31, 2014.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 29, 2013